VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 388
               FLORIDA INSURED MUNICIPALS INCOME TRUST, SERIES 132

                SUPPLEMENT TO THE PROSPECTUS DATED JULY 18, 2002

         Notwithstanding anything to the contrary in the prospectus, SWS Securities Inc. purchased 100 Units of the Trust from the Sponsor as an Underwriter on the Date of Deposit.

Supplement Dated:  August 5, 2002